Exhibit 10.22

CONFIDENTIAL TREATMENT REQUESTED BY REGENERATION TECHNOLOGIES, INC. FOR CERTAIN PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SECOND AMENDMENT TO FIRST AMENDED EXCLUSIVE

DISTRIBUTION AND LICENSE AGREEMENT

THIS SECOND AMENDMENT TO FIRST AMENDED EXCLUSIVE DISTRIBUTION AND LICENSE AGREEMENT (this “Amendment”) is made and entered into as of December 15, 2005 by and between Regeneration Technologies, Inc., a Delaware corporation (“RTI”), and Medtronic Sofamor Danek USA, Inc., a Tennessee corporation (“MSD”).

WITNESSETH:

WHEREAS, MSD and RTI are parties to a First Amended Exclusive Distribution and License Agreement having an effective date of April 15, 2004, and parties to a First Amendment to First Amended Exclusive Distribution and License Agreement having an effective date of March 1, 2005 (collectively, the “Agreement”).

WHEREAS, MSD and RTI desire to amend the Agreement on the terms and conditions set forth herein;

AGREEMENT

NOW THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties mutually agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement.

2. Amendments.

(a) Schedule 2.1. Schedule 2.1 of the Agreement is hereby amended and restated to read in its entirety in the form attached hereto as Attachment A.

(b) Minimum Volume Commitment. The fees set forth in the Column B entitled “LSF Effective 7/1/2005” on Schedule 2.1 shall be effective on the date this Second Amendment is signed by both parties and apply retroactive to July 1, 2005. The fees in Column B relative to Cornerstone SR and Cornerstone Pinnacle/Cornerstone Lordotic Pinnacle shall be remain effective provided that RTI produces and delivers to MSD the minimum monthly quantities of specialty allografts indicated below, subject to receipt by RTI of Binding Forecasts from MSD in those amounts or greater during the relevant month.

Minimum Monthly Quantities
Cornerstone SR (mono only)	[***]/month
Cornerstone Pinnacle/	[***]/month
Cornerstone Lordotic Pinnacle

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

If RTI fails to produce and deliver to MSD the indicated Minimum Monthly Quantities of Cornerstone SR or Cornerstone Pinnacle/Cornerstone Lordotic Pinnacle allografts for any two (2) months during a particular calendar quarter, subject to receipt by RTI of Binding Forecasts from MSD in those amounts or greater during the relevant month, then the fees for Cornerstone SR and Cornerstone Pinnacle/Cornerstone Lordotic Pinnacle allografts for that quarter only shall thereafter shall revert back to that indicated in Column A entitled “LSF through June 30, 2005” on Schedule 2.1.

Fees for the Cornerstone SR and Cornerstone Pinnacle/Cornerstone Lordotic Pinnacle allografts in subsequent quarters shall be in accordance with Column B fees provided RTI supplies the Minimum Monthly Quantities for at least two (2) of the months in the subsequent calendar quarter, subject to receipt by RTI of Binding Forecasts from MSD in those amounts or greater.

RTI shall not be responsible for producing and delivering the Minimum Monthly Quantities specified herein for a particular month to the extent that, during that month, the percentage of allografts orders for Cornerstone SR (mono only) and Cornerstone Pinnacle/Cornerstone Lordotic Pinnacle in the range of [***]mm through [***]mm in size is greater than [***]% of the total number of allografts constituting the Minimum Monthly Quantity for that month.

3. Acknowledgement and Agreement. The parties acknowledge that the binding orders for Specialty Allografts and Bone Paste indicated in Attachment B attached hereto were placed by MSD in December 2004. The parties acknowledge and agree that, for purposes of calculating the exclusivity provision set forth in Section 3.1(d) of the Agreement, [***] percent ([***]%) of such orders shall be treated as having been placed in the first quarter of 2005 and [***] percent ([***]%) of such orders shall be treated as having been placed in the second quarter of 2005.

4. Ratification. Except as amended hereby, the Agreement is hereby ratified and confirmed in all respects. As amended hereby, the Agreement shall be read and construed as one and the same instrument.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.]

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, each of the parties has caused this Second Amendment to the First Amended Exclusive Distribution and License Agreement to be executed by their respective duly authorized representatives as of the date first above written.

REGENERATION TECHNOLOGIES, INC.

By:	/s/ Roger W. Rose
Its:	Executive Vice President

MEDTRONIC SOFAMOR DANEK USA, INC.

By:	/s/ Peter L. Wehrly
Its:	President Medtronic Sofamor Danek

Attachment “A” to Second Amendment to First Amendment to First Amended Exclusive License and

Distribution Agreement

Amended Schedule 2.1

Effective December 2005

EXCLUSIVE

Product Code	Description	Column A LSF through 6/30/2005	Column B LSF Effective 7/1/2005
Cornerstone L-SR (Lordotic SR Cortical Block)
300511	Cornerstone Lordotic SR Cortical Block 5 x 11 x 11mm	[***]	[***]
300541	Cornerstone Lordotic SR Cortical Block 5 x 14 x 11mm	[***]	[***]
300544	Cornerstone Lordotic SR Cortical Block 5 x 14 x 14mm	[***]	[***]
300611	Cornerstone Lordotic SR Cortical Block 6 x 11 x 11mm	[***]	[***]
300641	Cornerstone Lordotic SR Cortical Block 6 x 14 x 11mm	[***]	[***]
300644	Cornerstone Lordotic SR Cortical Block 6 x 14 x 14mm	[***]	[***]
300711	Cornerstone Lordotic SR Cortical Block 7 x 11 x 11mm	[***]	[***]
300741	Cornerstone Lordotic SR Cortical Block 7 x 14 x 11mm	[***]	[***]
300744	Cornerstone Lordotic SR Cortical Block 7 x 14 x 14mm	[***]	[***]
300811	Cornerstone Lordotic SR Cortical Block 8 x 11 x 11mm	[***]	[***]
300841	Cornerstone Lordotic SR Cortical Block 8 x 14 x 11mm	[***]	[***]
300844	Cornerstone Lordotic SR Cortical Block 8 x 14 x 14mm	[***]	[***]
300911	Cornerstone Lordotic SR Cortical Block 9 x 11 x 11mm	[***]	[***]
300941	Cornerstone Lordotic SR Cortical Block 9 x 14 x 11mm	[***]	[***]
300944	Cornerstone Lordotic SR Cortical Block 9 x 14 x 14mm	[***]	[***]

Cornerstone SR (SR Cortical Block)
200511	Cornerstone SR Cortical Block 5 x 11 x 11mm	[***]	[***]
200541	Cornerstone SR Cortical Block 5 x 14 x 11mm	[***]	[***]
200544	Cornerstone SR Cortical Block 5 x 14 x 14mm	[***]	[***]
200611	Cornerstone SR Cortical Block 6 x 11 x 11mm	[***]	[***]
200641	Cornerstone SR Cortical Block 6 x 14 x 11mm	[***]	[***]
200644	Cornerstone SR Cortical Block 6 x 14 x 14mm	[***]	[***]
200711	Cornerstone SR Cortical Block 7 x 11 x 11mm	[***]	[***]
200741	Cornerstone SR Cortical Block 7 x 14 x 11mm	[***]	[***]
200744	Cornerstone SR Cortical Block 7 x 14 x 14mm	[***]	[***]
200811	Cornerstone SR Cortical Block 8 x 11 x 11mm	[***]	[***]
200841	Cornerstone SR Cortical Block 8 x 14 x 11mm	[***]	[***]
200844	Cornerstone SR Cortical Block 8 x 14 x 14mm	[***]	[***]
200911	Cornerstone SR Cortical Block 9 x 11 x 11mm	[***]	[***]
200941	Cornerstone SR Cortical Block 9 x 14 x 11mm	[***]	[***]
200944	Cornerstone SR Cortical Block 9 x 14 x 14mm	[***]	[***]
201041	Cornerstone SR Cortical Block 10 x 14 x 11mm	[***]	[***]
201141	Cornerstone SR Cortical Block 11 x 14 x 11mm	[***]	[***]
201241	Cornerstone SR Cortical Block 12 x 14 x 11mm	[***]	[***]

Cornerstone ASR (Composite cortical-Cancellous Block)
245041	ASR Cortical-Cancellous Block 10 x 14 x 11mm	[***]	[***]
245141	ASR Cortical-Cancellous Block 11 x 14 x 12mm	[***]	[***]
245241	ASR Cortical-Cancellous Block 12 x 14 x 11mm	[***]	[***]
245341	ASR Cortical-Cancellous Block 13 x 14 x 11mm	[***]	[***]
245741	ASR Cortical-Cancellous Block 7 x 14 x 11mm	[***]	[***]
245841	ASR Cortical-Cancellous Block 8 x 14 x 11mm	[***]	[***]
245941	ASR Cortical-Cancellous Block 9 x 14 x 11mm	[***]	[***]

Exclusive in the Exclusive Territory and non-exclusive elsewhere in the Territory subject to Section 3.1(e).

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXCLUSIVE

Product Code	Description	Column A LSF through 6/30/2005	Column B LSF Effective 7/1/2005
Cornerstone LASR (Lordotic Composite Cortical-Cancellous Block)
345011	Lordotic ASR Cortical-Cancellous Block 10 x 11 x 11mm	[***]	[***]
345041	Lordotic ASR Cortical-Cancellous Block 10 x 14 x 11mm	[***]	[***]
345044	Lordotic ASR Cortical-Cancellous Block 10 x 14 x 14mm	[***]	[***]
345111	Lordotic ASR Cortical-Cancellous Block 11 x 11 x 11mm	[***]	[***]
345141	Lordotic ASR Cortical-Cancellous Block 11 x 14 x 11mm	[***]	[***]
345144	Lordotic ASR Cortical-Cancellous Block 11 x 14 x 14mm	[***]	[***]
345211	Lordotic ASR Cortical-Cancellous Block 12 x 11 x 11mm	[***]	[***]
345241	Lordotic ASR Cortical-Cancellous Block 12 x 14 x 11mm	[***]	[***]
345244	Lordotic ASR Cortical-Cancellous Block 12 x 14 x 14mm	[***]	[***]
345711	Lordotic ASR Cortical-Cancellous Block 7 x 11 x 11mm	[***]	[***]
345741	Lordotic ASR Cortical-Cancellous Block 7 x 14 x 11mm	[***]	[***]
345744	Lordotic ASR Cortical-Cancellous Block 7 x 14 x 14mm	[***]	[***]
345811	Lordotic ASR Cortical-Cancellous Block 8 x 11 x 11mm	[***]	[***]
345841	Lordotic ASR Cortical-Cancellous Block 8 x 14 x 11mm	[***]	[***]
345844	Lordotic ASR Cortical-Cancellous Block 8 x 14 x 14mm	[***]	[***]
245911	Lordotic ASR Cortical-Cancellous Block 9 x 11 x 11mm	[***]	[***]
345941	Lordotic ASR Cortical-Cancellous Block 9 x 14 x 11mm	[***]	[***]
345944	Lordotic ASR Cortical-Cancellous Block 9 x 14 x 14mm	[***]	[***]

Cornerstone Pinnacle
545541	Cornerstone Pinnacle 5 x 14 x 11	[***]	[***]
545641	Cornerstone Pinnacle 6 x 14 x 11	[***]	[***]
[***]

Cornerstone Lordotic MASR Pinnacle			[***]
645611	Lordotic MASR Cortical-Cancellous Block 6 x 11 x 11mm	[***]	[***]
645641	Lordotic MASR Cortical-Cancellous Block 6 x 14 x 11mm	[***]	[***]
645644	Lordotic MASR Cortical-Cancellous Block 6 x 14 x 14mm	[***]	[***]
645511	Lordotic MASR Cortical-Cancellous Block 5 x 11 x 11mm	[***]	[***]
645541	Lordotic MASR Cortical-Cancellous Block 5 x 14 x 11mm	[***]	[***]
645544	Lordotic MASR Cortical-Cancellous Block 5 x 14 x 14mm	[***]	[***]

Cornerstone Reserve (Cortical-Cancellous Ring)
270050	Cortical Ring w/ Cancellous Plug 5mm	[***]	[***]
270060	Cortical Ring w/ Cancellous Plug 6mm	[***]	[***]
270070	Cortical Ring w/ Cancellous Plug 7mm	[***]	[***]
270080	Cortical Ring w/ Cancellous Plug 8mm	[***]	[***]
270090	Cortical Ring w/ Cancellous Plug 9mm	[***]	[***]
270100	Cortical Ring w/ Cancellous Plug 10mm	[***]	[***]
270110	Cortical Ring w/ Cancellous Plug 11mm	[***]	[***]
270120	Cortical Ring w/ Cancellous Plug 12mm	[***]	[***]
270130	Cortical Ring w/ Cancellous Plug 13mm	[***]	[***]

Exclusive in the Exclusive Territory and non-exclusive elsewhere in the Territory subject to Section 3.1(e).

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXCLUSIVE

Product Code	Description	Column A LSF through 6/30/2005	Column B LSF Effective 7/1/2005
Cornerstone Select (Fibula Wedge)
210500	Cornerstone Select 5mm	[***]	[***]
210600	Cornerstone Select 6mm	[***]	[***]
210700	Cornerstone Select 7mm	[***]	[***]
210800	Cornerstone Select 8mm	[***]	[***]
210900	Cornerstone Select 9mm	[***]	[***]
211000	Cornerstone Select 10mm	[***]	[***]
211100	Cornerstone Select 11mm	[***]	[***]
211200	Cornerstone Select 12mm	[***]	[***]
211300	Cornerstone Select 13mm	[***]	[***]
213500	Cornerstone Select 35mm	[***]	[***]
215000	Cornerstone Select 50mm	[***]	[***]
217000	Cornerstone Select 70mm	[***]	[***]

Humeral Ring
692017	Humeral Ring	[***]	[***]

Unicortical Dowel
280012	Unicortical Dowel 12mm	[***]	[***]
280014	Unicortical Dowel 14mm	[***]	[***]
280016	Unicortical Dowel 16mm	[***]	[***]

Cornerstone Iliac Block, Tricortical
310107	Iliac Block, Tricortical 7mm x 15mm	[***]	[***]
310108	Iliac Block, Tricortical 8mm x 15mm	[***]	[***]
310109	Iliac Block, Tricortical 9mm x 15mm	[***]	[***]
310110	Iliac Block, Tricortical 10mm x 15mm	[***]	[***]
310112	Iliac Block, Tricortical 12mm x 15mm	[***]	[***]
310114	Iliac Block, Tricortical 14mm x 15mm	[***]	[***]
310115	Iliac Block, Tricortical 15mm x 15mm	[***]	[***]
310116	Iliac Block, Tricortical 16mm x 15mm	[***]	[***]
310118	Iliac Block, Tricortical 18mm x 15mm	[***]	[***]
310120	Iliac Block, Tricortical 20mm x 15mm	[***]	[***]
310225	Iliac Block, Tricortical 25mm x 15mm	[***]	[***]

Cornerstone Unicortical Block
850612	Unicortical Block 6 x 12mm	[***]	[***]
850712	Unicortical Block 7 x 12mm	[***]	[***]
850812	Unicortical Block 8 x 12mm	[***]	[***]
850912	Unicortical Block 9 x 12mm	[***]	[***]

Exclusive in the Exclusive Territory and non-exclusive elsewhere in the Territory subject to Section 3.1(e).

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXCLUSIVE

Product Code	Description	Column A LSF through 6/30/2005	Column B LSF Effective 7/1/2005
Tangent
160820	Tangent Impacted Wedge FZ 8 x 20	[***]	[***]
161020	Tangent Impacted Wedge FZ 10 x 20	[***]	[***]
161220	Tangent Impacted Wedge FZ 12 x 20	[***]	[***]
160826	Tangent Impacted Wedge FZ 8 x 26	[***]	[***]
161026	Tangent Impacted Wedge FZ 10 x 26	[***]	[***]
161226	Tangent Impacted Wedge FZ 12 x 26	[***]	[***]
161426	Tangent Impacted Wedge FZ 14 x 26	[***]	[***]
170820	Tangent Impacted Wedge FZD 8 x 20	[***]	[***]
170826	Tangent Impacted Wedge FZD 8 x 26	[***]	[***]
171020	Tangent Impacted Wedge FZD 10 x 20	[***]	[***]
171026	Tangent Impacted Wedge FZD 10 x 26	[***]	[***]
171220	Tangent Impacted Wedge FZD 12 x 20	[***]	[***]
171226	Tangent Impacted Wedge FZD 12 x 26	[***]	[***]
171426	Tangent Impacted Wedge FZD 14 x 26	[***]	[***]
171626	Tangent Impacted Wedge FZD 16 x 26	[***]	[***]

Cancellous Block
260130	Cancellous Block 13-17(H) x 13-17(W) x 20-60(L)mm	[***]	[***]
260230	Cancellous Block 18-22(H) x 18-22(W) x 20-60(L)mm	[***]	[***]
260330	Cancellous Block 23-27(H) x 23-27(W) x 20-60(L)mm	[***]	[***]

Patellar Tricortical Wedge
340015	Patellar Tricortical Wedge 15(H) x 25(L)mm	[***]	[***]
340018	Patellar Tricortical Wedge 18(H) x 25(L)mm	[***]	[***]
340020	Patellar Tricortical Wedge 20(H) x 25(L)mm	[***]	[***]

Fibular Ring
661106	Fibular Ring 6mm	[***]	[***]
661107	Fibular Ring 7mm	[***]	[***]
661108	Fibular Ring 8mm	[***]	[***]
661109	Fibular Ring 9mm	[***]	[***]
661110	Fibular Ring 10mm	[***]	[***]

Bicortical Block
862010	Bi-Cortical Block 10mm x 20mm	[***]	[***]
862012	Bi-Cortical Block 12mm x 20mm	[***]	[***]
862014	Bi-Cortical Block 14mm x 20mm	[***]	[***]
862512	Bi-Cortical Block 12mm x 25mm	[***]	[***]
862514	Bi-Cortical Block 14mm x 25mm	[***]	[***]
862516	Bi-Cortical Block 16mm x 25mm	[***]	[***]
872007	Bi-Cortical Block 7mm	[***]	[***]
872008	Bi-Cortical Block 8mm	[***]	[***]
872009	Bi-Cortical Block 9mm	[***]	[***]
872010	Bi-Cortical Block 10mm	[***]	[***]

Exclusive in the Exclusive Territory and non-exclusive elsewhere in the Territory subject to Section 3.1(e).

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXCLUSIVE

Product Code	Description	Column A LSF through 6/30/2005	Column B LSF Effective 7/1/2005
Tricortical Block
320105	Tricortical Block 5mm	[***]	[***]
320106	Tricortical Block 6mm	[***]	[***]
320107	Tricortical Block 7mm	[***]	[***]
320108	Tricortical Block 8mm	[***]	[***]
320109	Tricortical Block 9mm	[***]	[***]
320110	Tricortical Block 10mm	[***]	[***]

Freeze-Dried Precision Graft
439012	FZD Machined Cortical Ring 12 x 26 x 26mm	[***]	[***]
439014	FZD Machined Cortical Ring 14 x 26 x 26mm	[***]	[***]
439016	FZD Machined Cortical Ring 16 x 26 x 26mm	[***]	[***]
439018	FZD Machined Cortical Ring 18 x 26 x 26mm	[***]	[***]
439020	FZD Machined Cortical Ring 20 x 26 x 26mm	[***]	[***]

Frozen Precision Graft
451066	Precision Impacted Cortical ring 10 x 26 x 26	[***]	[***]
451244	Precision Impacted Cortical ring 12 x 24 x 24	[***]	[***]
451266	Precision Impacted Cortical ring 12 x 26 x 26	[***]	[***]
451444	Precision Impacted Cortical ring 14 x 24 x 24	[***]	[***]
451466	Precision Impacted Cortical ring 14 x 26 x 26	[***]	[***]
451644	Precision Impacted Cortical ring 16 x 24 x 24	[***]	[***]
451666	Precision Impacted Cortical ring 16 x 26 x 26	[***]	[***]
451844	Precision Impacted Cortical ring 18 x 24 x 24	[***]	[***]
451866	Precision Impacted Cortical ring 18 x 26 x 26	[***]	[***]
452044	Precision Impacted Cortical ring 20 x 24 x 24	[***]	[***]
452066	Precision Impacted Cortical ring 20 x 26 x 26	[***]	[***]
452466	Precision Impacted Cortical ring 24 x 26 x 26	[***]	[***]

Assembled ALIF
939012	Precision Plus 12mm	[***]	[***]
939014	Precision Plus 14mm	[***]	[***]
939016	Precision Plus 16mm	[***]	[***]
939018	Precision Plus 18mm	[***]	[***]
939020	Precision Plus 20mm	[***]	[***]

MDII Threaded Cortical Bone Dowel Frozen
401114	MDII Threaded Dowel 14 x 20mm	[***]	[***]
401116	MDII Threaded Dowel 16 x 20mm	[***]	[***]
401118	MDII Threaded Dowel 18 x 20mm	[***]	[***]
401120	MDII Threaded Dowel 20 x 20mm	[***]	[***]
401214	MDII Threaded Dowel 14 x 23mm	[***]	[***]
401216	MDII Threaded Dowel 16 x 23mm	[***]	[***]
401218	MDII Threaded Dowel 18 x 23mm	[***]	[***]
401220	MDII Threaded Dowel 20 x 23mm	[***]	[***]
401316	MDII Threaded Dowel 16 x 26mm	[***]	[***]
401318	MDII Threaded Dowel 18 x 26mm	[***]	[***]
401320	MDII Threaded Dowel 20 x 26mm	[***]	[***]
401222	MDII Threaded Dowel 22 x 23mm	[***]	[***]

Exclusive in the Exclusive Territory and non-exclusive elsewhere in the Territory subject to Section 3.1(e).

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXCLUSIVE

Product Code	Description	Column A LSF through 6/30/2005	Column B LSF Effective 7/1/2005
MDII Threaded Cortical Bone Dowel Frozen
401224	MDII Threaded Dowel 24 x 23mm	[***]	[***]
401322	MDII Threaded Dowel 22 x 26mm	[***]	[***]

MDIV Threaded Cortical Bone
441218	MDIV Threaded Dowel 18 x 23mm	[***]	[***]
441220	MDIV Threaded Dowel 20 x 23mm	[***]	[***]
441222	MDIV Threaded Dowel 22 x 23mm	[***]	[***]
441224	MDIV Threaded Dowel 24 x 23mm	[***]	[***]
441318	MDIV Threaded Dowel 18 x 26mm	[***]	[***]
441320	MDIV Threaded Dowel 20 x 26mm	[***]	[***]
441322	MDIV Threaded Dowel 22 x 26mm	[***]	[***]

Osteofil RT ICM Moldable
004505	Osteofil RT ICM Moldable 5cc	[***]	[***]
004510	Osteofil RT ICM Moldable 10cc	[***]	[***]
004520	Osteofil RT ICM Moldable 20cc	[***]	[***]

Osteofil RT Paste
004401 *	Osteofil Paste - RT 1cc	[***]	[***]
004601	Osteofil Paste - RT 1cc	[***]	[***]
004405 *	Osteofil Paste - RT 5cc	[***]	[***]
004605	Osteofil Paste - RT 5cc	[***]	[***]
004410 *	Osteofil Paste - RT 10cc	[***]	[***]
004610	Osteofil Paste - RT 10cc	[***]	[***]
044005 *	Osteofil Paste - RT 0.5cc	[***]	[***]
046005	Osteofil Paste - RT 0.5cc	[***]	[***]
*	Product code being phased out

Osteofil Frozen Paste
002401	Osteofil Paste Frozen 1cc	[***]	[***]
002405	Osteofil Paste Frozen 5cc	[***]	[***]
002410	Osteofil Paste Frozen 10cc	[***]	[***]
024005	Osteofil Paste Frozen 0.5cc	[***]	[***]

Osteofil -IC
002705	Osteofil - IC 5cc	[***]	[***]
002710	Osteofil - IC 10cc	[***]	[***]
002720	Osteofil - IC 20cc	[***]	[***]

Osteofil ICM Frozen Strips
002350	Osteofil - ICM 50mm	[***]	[***]
002390	Osteofil - ICM 90mm	[***]	[***]

Exclusive in the Exclusive Territory and non-exclusive elsewhere in the Territory subject to Section 3.1(e).

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

NEW PRODUCT ADDITIONS May 1, 2005

EXCLUSIVE

Product Code	Description	Column B LSF Effective 5/1/2005
Cornerstone SR Assembled Cortical
330511	ACSR Cortical Block 5 x 11 x 11mm	[***]
330541	ACSR Cortical Block 5 x 14 x 11mm	[***]
330544	ACSR Cortical Block 5 x 11 x 14mm	[***]
330611	ACSR Cortical Block 6 x 11 x 11mm	[***]
330641	ACSR Cortical Block 6 x 14 x 11mm	[***]
330644	ACSR Cortical Block 6 x 14 x 14mm	[***]
330711	ACSR Cortical Block 7 x 11 x 11mm	[***]
330741	ACSR Cortical Block 7 x 14 x 11mm	[***]
330744	ACSR Cortical Block 7 x 14 x 14mm	[***]
330811	ACSR Cortical Block 8 x 11 x 11mm	[***]
330841	ACSR Cortical Block 8 x 14 x 11mm	[***]
330844	ACSR Cortical Block 8 x 14 x 14mm	[***]
330911	ACSR Cortical Block 9 x 11 x 11mm	[***]
330941	ACSR Cortical Block 9 x 14 x 11mm	[***]
330944	ACSR Cortical Block 9 x 14 x 14mm	[***]
331011	ACSR Cortical Block 10 x 11 x 11mm	[***]
331041	ACSR Cortical Block 10 x 14 x 11mm	[***]
331044	ACSR Cortical Block 10 x 14 x 14mm	[***]
331111	ACSR Cortical Block 11 x 11 x 11mm	[***]
331141	ACSR Cortical Block 11 x 14 x 11mm	[***]
331144	ACSR Cortical Block 11 x 14 x 14mm	[***]
331211	ACSR Cortical Block 12 x 11 x 11mm	[***]
331241	ACSR Cortical Block 12 x 14 x 11mm	[***]
331244	ACSR Cortical Block 12 x 14 x 14mm	[***]
331311	ACSR Cortical Block 13 x 11 x 11mm	[***]
331341	ACSR Cortical Block 13 x 14 x 11mm	[***]
331344	ACSR Cortical Block 13 x 14 x 14mm	[***]

Cornerstone Lordotic SR Assembled Cortical
340511	L-ACSR Cortical Block 5 x 11 x 11mm	[***]
340541	L-ACSR Cortical Block 5 x 14 x 11mm	[***]
340544	L-ACSR Cortical Block 5 x 14 x 14mm	[***]
340611	L-ACSR Cortical Block 6 x 11 x 11mm	[***]
340641	L-ACSR Cortical Block 6 x 14 x 11mm	[***]
340644	L-ACSR Cortical Block 6 x 14 x 14mm	[***]
340711	L-ACSR Cortical Block 7 x 11 x 11mm	[***]
340741	L-ACSR Cortical Block 7 x 14 x 11mm	[***]
340744	L-ACSR Cortical Block 7 x 14 x 14mm	[***]
340811	L-ACSR Cortical Block 8 x 11 x 11mm	[***]
340841	L-ACSR Cortical Block 8 x 14 x 11mm	[***]
340844	L-ACSR Cortical Block 8 x 14 x 14mm	[***]
340911	L-ACSR Cortical Block 9 x 11 x 11mm	[***]
340941	L-ACSR Cortical Block 9 x 14 x 11mm	[***]
340944	L-ACSR Cortical Block 9 x 14 x 14mm	[***]
341011	L-ACSR Cortical Block 10 x 11 x 11mm	[***]
341041	L-ACSR Cortical Block 10 x 14 x 11mm	[***]
341044	L-ACSR Cortical Block 10 x 14 x 14mm	[***]
341111	L-ACSR Cortical Block 11 x 11 x 11mm	[***]
341141	L-ACSR Cortical Block 11 x 14 x 11mm	[***]
341144	L-ACSR Cortical Block 11 x 14 x 14mm	[***]

Exclusive in the Exclusive Territory and non-exclusive elsewhere in the Territory subject to Section 3.1(e).

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

NEW PRODUCT ADDITIONS May 1, 2005

EXCLUSIVE

Product Code	Description	Column B LSF Effective 5/1/2005
Cornerstone Lordotic SR Assembled Cortical
341211	L-ACSR Cortical Block 12 x 11 x 11mm	[***]
341241	L-ACSR Cortical Block 12 x 14 x 11mm	[***]
341244	L-ACSR Cortical Block 12 x 14 x 14mm	[***]

Cornerstone ASR/Lordotic ASR (Assembled Cortical-Cancellous)
245541	ASR Cortical-Cancellous Block 5 x 14 x 11mm	[***]
245641	ASR Cortical-Cancellous Block 6 x 14 x 11mm	[***]
345511	Lordotic ASR Cortical-Cancellous Block 5 x 11 x 11mm	[***]
345541	Lordotic ASR Cortical-Cancellous Block 5 x 14 x 11mm	[***]
345544	Lordotic ASR Cortical-Cancellous Block 5 x 14 x 14mm	[***]
345611	Lordotic ASR Cortical-Cancellous Block 6 x 11 x 11mm	[***]
345641	Lordotic ASR Cortical-Cancellous Block 6 x 14 x 11mm	[***]
345644	Lordotic ASR Cortical-Cancellous Block 6 x 14 x 14mm	[***]

Boomerang TLIF Assembled
293007	Boomerang / Crescent Bone 7mm	[***]
293008	Boomerang / Crescent Bone 8mm	[***]
293009	Boomerang / Crescent Bone 9mm	[***]
293010	Boomerang / Crescent Bone 10mm	[***]
293011	Boomerang / Crescent Bone 11mm	[***]
293012	Boomerang / Crescent Bone 12mm	[***]
293013	Boomerang / Crescent Bone 13mm	[***]
293014	Boomerang / Crescent Bone 14mm	[***]

Exclusive in the Exclusive Territory and non-exclusive elsewhere in the Territory subject to Section 3.1(e).

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

NON-EXCLUSIVE

Product Code	Description	Column A LSF 2004	Column B LSF Effective 7/1/2005
Cancellous Chips
100015	Cancellous Chips (1-4mm) 15cc	[***]	[***]
100030	Cancellous Chips (1-4mm) 30cc	[***]	[***]
100415	Cancellous Chips (4-10mm) 15cc	[***]	[***]
100430	Cancellous Chips (4-10mm) 30cc	[***]	[***]

Cancellous Cubes
100315	Cancellous Cubes (6-10mm) 15cc	[***]	[***]
100330	Cancellous Cubes (6-10mm) 30cc	[***]	[***]
100215	Cancellous Cubes (4-6mm) 15cc	[***]	[***]
100230	Cancellous Cubes (4-6mm) 30cc	[***]	[***]

Cortical and Cancellous Chips
110115	Cortical Cancellous Chips (1-3mm) 15cc	[***]	[***]
110130	Cortical Cancellous Chips (1-3mm) 30cc	[***]	[***]

Cortical Strips
271160	Cortical Strip 45-65mm (L) x 2-3	[***]	[***]
271260	Cortical Strip 45-65mm (L) x 4-5	[***]	[***]
271460	Cortical Strip 45-65mm (L) x 6-7	[***]	[***]
273210	Cortical Strip 90-110mm (L) x 9-11	[***]	[***]
273215	Cortical Strip 111-179mm (L) x 9-11	[***]	[***]
273415	Cortical Strip 111-179mm (L) x 14-16	[***]	[***]
273615	Cortical Strip 111-179mm (L) x 18-20	[***]	[***]

Ilium Strips
330030	Ilium Strip, Tricortical 28-45mm (L)	[***]	[***]
330050	Ilium Strip, Tricortical 46-57mm (L)	[***]	[***]
330060	Ilium Strip, Tricortical >58mm (L)	[***]	[***]

Cortical Cancellous Strips
351260	Cortical Cancellous Strips 58-62mm (L) x 4-6mm	[***]	[***]

Cortical Wedge
752020	Cortical Wedge 10mm, FZD	[***]	[***]
752820	Cortical Wedge 8mm, FZD	[***]	[***]

Bicortical Block[2]
882006	Bicortical Block (Parallel) 6mm	[***]	[***]
882007	Bicortical Block (Parallel) 7mm	[***]	[***]
882008	Bicortical Block (Parallel) 8mm	[***]	[***]
882009	Bicortical Block (Parallel) 9mm	[***]	[***]
882010	Bicortical Block (Parallel) 10mm	[***]	[***]

[2]	RTI agrees that it will not distribute these bicortical parallel blocks in the Exclusive Territory

Exclusive in the Exclusive Territory and non-exclusive elsewhere in the Territory subject to Section 3.1(e).

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment B to Second Amendment to First Amended Exclusive License and Distribution

Orders for Exclusivity Provision Calculation

Product Number	Description	Total	75%	25%
002350	Osteofil ICM Moldable 50mm	[***]	[***]	[***]
002390	Osteofil ICM Moldable 90mm	[***]	[***]	[***]
002401	Osteofil Paste 1cc	[***]	[***]	[***]
002405	Osteofil Paste 5cc	[***]	[***]	[***]
002410	Osteofil Paste 10cc	[***]	[***]	[***]
004401	Osteofil RT Paste 1cc	[***]	[***]	[***]
004410	Osteofil RT Paste 10cc	[***]	[***]	[***]
004505	Osteofil RT ICM Moldable 5cc	[***]	[***]	[***]
004510	Osteofil RT ICM Moldable 10cc	[***]	[***]	[***]
024005	Osteofil Paste 0.5cc	[***]	[***]	[***]
100015	Cancellous Chips (1-4mm) 15cc	[***]	[***]	[***]
100030	Cancellous Chips (1-4mm) 30cc	[***]	[***]	[***]
100090	Cancellous Chips (1-4mm) 90cc	[***]	[***]	[***]
100460	Cancellous Chips (4-10mm) 60cc	[***]	[***]	[***]
110130	Cort/Canc Blend(1-3mm) 30cc	[***]	[***]	[***]
170820	Impacted Wedge FZD 8x20	[***]	[***]	[***]
170826	Impacted Wedge FZD 8x26	[***]	[***]	[***]
171020	Impacted Wedge FZD 10x20	[***]	[***]	[***]
171026	Impacted Wedge FZD 10x26	[***]	[***]	[***]
171220	Impacted Wedge FZD 12x20	[***]	[***]	[***]
171226	Impacted Wedge FZD 12x26	[***]	[***]	[***]
171426	Impacted Wedge FZD 14x27	[***]	[***]	[***]
200511	SR Bone 5 x 11 x 11 FZD	[***]	[***]	[***]
200541	SR Bone 5 x 14 x 11 FZD	[***]	[***]	[***]
200611	SR Bone 6 x 11 x 11 FZD	[***]	[***]	[***]
200641	SR Bone 6 x 14 x 11 FZD	[***]	[***]	[***]
200644	SR Bone 6 x 14 x 14 FZD	[***]	[***]	[***]
200744	SR Bone 7 x 14 x 14 FZD	[***]	[***]	[***]
201041	SR Bone 10 x 14 x 11 FZD	[***]	[***]	[***]
201141	SR Bone 11 x 14 x 11 FZD	[***]	[***]	[***]
201241	SR Bone 12 x 14 x 11 FZD	[***]	[***]	[***]
210600	Select Bone 6mm FZD	[***]	[***]	[***]
210700	Select Bone 7mm FZD	[***]	[***]	[***]
210900	Select Bone 9mm FZD	[***]	[***]	[***]
211000	Select Bone 10mm FZD	[***]	[***]	[***]
211100	Select Bone 11mm FZD	[***]	[***]	[***]
213500	Select Bone 35mm FZD	[***]	[***]	[***]
245241	ACC-SR 10 x 14 x 11mm	[***]	[***]	[***]
245741	ACC-SR 7 x 14 x 11mm	[***]	[***]	[***]
245841	ACC-SR 8 x 14 x 11mm	[***]	[***]	[***]
245941	ACC-SR 9 x 14 x 11mm	[***]	[***]	[***]
270060	Cortical Ring w/ Cancellous Plug 6mm	[***]	[***]	[***]
270070	Cortical Ring w/ Cancellous Plug 7mm	[***]	[***]	[***]
270080	Cortical Ring w/ Cancellous Plug 8mm	[***]	[***]	[***]
270090	Cortical Ring w/ Cancellous Plug 9mm	[***]	[***]	[***]
270110	Cortical Ring w/ Cancellous Plug 11mm	[***]	[***]	[***]
271260	Cortical Strips 45-65mmL x 4-5mm	[***]	[***]	[***]
273210	Cortical Strips 90-110mm x 9-11mm	[***]	[***]	[***]
373415	Cortical Strips 111-179mm x 14-16mm	[***]	[***]	[***]

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Product Number	Description	Total	75%	25%
280016	15mm Unicortical Dowel	[***]	[***]	[***]
300511	Cornerstone L-SR 5 x 11 x 11	[***]	[***]	[***]
300541	Cornerstone L-SR 5 x 14 x 11	[***]	[***]	[***]
300544	Cornerstone L-SR 5 x 14 x 14	[***]	[***]	[***]
300611	Cornerstone L-SR 6 x 11 x 11	[***]	[***]	[***]
300644	Cornerstone L-SR 6 x 14 x 14	[***]	[***]	[***]
310109	Ilium Block Tricortical 9mm x 15mm	[***]	[***]	[***]
345041	Cornerstone L-ASR 10 x 14 x 11	[***]	[***]	[***]
345044	Cornerstone L-ASR 10 x 14 x 14	[***]	[***]	[***]
345111	Cornerstone L-ASR 11 x 11 x 11	[***]	[***]	[***]
345141	Cornerstone L-ASR 11 x 14 x 11	[***]	[***]	[***]
345211	Cornerstone L-ASR 12 x 11 x 11	[***]	[***]	[***]
345241	Cornerstone L-ASR 12 x 14 x 11	[***]	[***]	[***]
345244	Cornerstone L-ASR 12 x 14 x 14	[***]	[***]	[***]
345711	Cornerstone L-ASR 7 x 11 x 11	[***]	[***]	[***]
345744	Cornerstone L-ASR 7 x 14 x 14	[***]	[***]	[***]
345811	Cornerstone L-ASR 8 x 11 x 11	[***]	[***]	[***]
345841	Cornerstone L-ASR 8 x 14 x 11	[***]	[***]	[***]
345844	Cornerstone L-ASR 8 x 14 x 14	[***]	[***]	[***]
345941	Cornerstone L-ASR 9 x 14 x 11	[***]	[***]	[***]
345944	Cornerstone L-ASR 9 x 14 x 14	[***]	[***]	[***]
351260	Cancellous/Cortical Strip 58-60mmx4-6	[***]	[***]	[***]
401114	MDII Threaded Dowel FZ 14x20	[***]	[***]	[***]
401116	MDII Threaded Dowel FZ 16x20	[***]	[***]	[***]
401118	MDII Threaded Dowel FZ 18x20	[***]	[***]	[***]
401120	MDII Threaded Dowel FZ 20x20	[***]	[***]	[***]
401214	MDII Threaded Dowel FZ 14x23	[***]	[***]	[***]
401220	MDII Threaded Dowel FZ 20x23	[***]	[***]	[***]
401316	MDII Threaded Dowel FZ 16x26	[***]	[***]	[***]
401318	MDII Threaded Dowel FZ 18x26	[***]	[***]	[***]
401320	MDII Threaded Dowel FZ 20x26	[***]	[***]	[***]
439012	12mm x 26mm Cortical Ring FZD	[***]	[***]	[***]
439014	14mm x 26mm Cortical Ring FZD	[***]	[***]	[***]
439016	16mm x 26mm Cortical Ring FZD	[***]	[***]	[***]
441220	MDIV 20 x 23	[***]	[***]	[***]
451266	12x26x26 Precision Graft	[***]	[***]	[***]
545541	Cornerstone Pinnacle 5x14x11	[***]	[***]	[***]
645511	Cornerstone Pinnacle-L 5x11x11	[***]	[***]	[***]
645541	Cornerstone Pinnacle-L 5x14x11	[***]	[***]	[***]
645611	Cornerstone Pinnacle-L 6x11x11	[***]	[***]	[***]
850912	Unicortical Block 9x12mm	[***]	[***]	[***]
862012	Bicortical Block 12mm x 20mm	[***]	[***]	[***]
872008	Bicortical Block 8mm	[***]	[***]	[***]

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.